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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15 (d) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 10, 1996

                OMEGA HEALTHCARE INVESTORS, INC.
 (Exact name of registrant as specified in its charter)


COMMISSION FILE NUMBER 1-11316

                          MARYLAND
     (State or other jurisdiction of incorporation)

                        38-3041398
           (IRS Employer Identification No.)


905 WEST EISENHOWER CIRCLE, SUITE 110, ANN ARBOR, MI 48103
(Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code     (313) 747-9790


                     NOT APPLICABLE
(Former name or former address, if changed since last report.)

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Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          10.1 Loan Agreement dated June 10, 1996 with Fleet Bank, N.A., et al.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              OMEGA HEALTHCARE INVESTORS, INC.
                              (Registrant)



Date:  July 11, 1996          By:     S/DAVID A. STOVER
                                David A. Stover
                                Chief Financial Officer